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                                                                    EXHIBIT 10.4

                             AMENDMENT NUMBER TWO
             TO AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT
             -----------------------------------------------------


     THIS AMENDMENT NUMBER TWO TO AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT (this "Amendment") dated as of December 22, 1999, is entered into between SYSTEM SOFTWARE ASSOCIATES, INC., a Delaware corporation ("Issuer"), and H&Q SSA INVESTORS, L.P. ("Investor"), in light of the following:


                                   RECITALS
                                   --------

     A. Issuer and Investor are parties to that certain Amended and Restated Securities Purchase Agreement dated as of September 8, 1997, as amended by Amendment Number One to Amended and Restated Securities Purchase Agreement dated as of August 11, 1999 (as amended, the "SPA").

     B. Issuer and Investor desire to amend the SPA under the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Amendments to the SPA.  The parties agree that the following defined
          ---------------------
terms contained in Section 1.1 of the SPA hereby are amended and restated in their entirety as follows:

     "Foothill Credit Agreement" means that certain Loan and Security Agreement dated as of August 11, 1999, as amended by the First Amendment to Loan and Security Agreement dated as of December 22, 1999, among the Company, certain subsidiaries of the Company, the financial institutions identified therein as "Lenders" and Foothill Capital Corporation, as agent for the Lenders.

     "Credit Agreement" means one or more agreements for one or more credit facilities to be entered into by the Company in an aggregate amount not in excess of $51,000,000 (including any refinancings, refundings, renewals, or extensions of such facilities); the Foothill Credit Agreement shall be deemed a Credit Agreement for purposes of this Agreement.

     2.   Consent.  Investor hereby consents to the transactions contemplated by
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the First Amendment to Loan and Security Agreement dated as of December __,
1999, and agrees that, notwithstanding anything to the contrary in the SPA, Issuer may enter into, and perform its obligations under said First Amendment, and the same shall not be deemed to be a default or event of default under the SPA.

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     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                                   SYSTEM SOFTWARE ASSOCIATES, INC.



                                   By: /s/ Joseph J. Skadra
                                      ------------------------------------------

                                   Name:   Joseph J. Skadra
                                        ----------------------------------------

                                   Title: Vice President, Finance and Controller
                                         ---------------------------------------



                                   H&Q SSA INVESTORS, L.P.



                                   By: /s/ Andrew W. Kahn
                                      ------------------------------------------

                                   Name:   Andrew W. Kahn
                                         ---------------------------------------

                                   Title: Managing Director
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